UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 20, 2005
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                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-30575               91-2032368
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 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)


4991 CORPORATE DRIVE   HUNTSVILLE, AL                       35805
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 (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
                                                   ----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure.


         On October 20, 2005, Avocent Corporation publicly disseminated a press release describing the formation of five business units within the Company. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.15 hereto.


Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit Number             Description of Exhibit
         99.15                      Press release issued October 20, 2005


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                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AVOCENT CORPORATION

Date:  October 20, 2005
                             By:  /s/ Edward H. Blankenship
                             -----------------------------------
                                  Edward H. Blankenship
                                  Senior Vice President of
                                  Finance and Chief Financial Officer





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                                 EXHIBIT INDEX


Exhibit                    Description
99.15                      Press Release dated October 20, 2005